UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 26, 2010 (April 22, 2010)

Duff & Phelps Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 871-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On April 22, 2010, we announced that Gerard Creagh, president of Duff & Phelps Corporation (the “Company”) will leave the Company to pursue other interests.  Noah Gottdiener, chairman and chief executive officer of the company, will be assuming the additional role of president.  Mr. Creagh will not stand for election at the Company’s upcoming annual meeting of stockholders.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

By:	/s/ Edward S. Forman
Name:	Edward S. Forman
Title:	Executive Vice President, General Counsel and Secretary

        Dated: April 26, 2010